                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                HF Bancorp, Inc.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  Lori M. Beresford, Muldoon, Murphy & Faucette
     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1) Title of each class of securities to which transaction applies:
         .......................................................................
      2) Aggregate number of securities to which transaction applies:
         .......................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
      4) Proposed maximum aggregate value of transaction:
         .......................................................................

      5) Total fee paid:

         .......................................................................

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                                HF BANCORP, INC.
                             445 EAST FLORIDA AVENUE
                          HEMET, CALIFORNIA 92543-4244
                            (800) 540-4363 EXT. 2103


                                                              September 25, 1997

Fellow Stockholders:

      You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of HF Bancorp, Inc. (the "Company"), the holding company for Hemet Federal Savings and Loan Association (the "Bank"), Hemet, California, which will be held on October 28, 1997, at 2:00 p.m., Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California.

      The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of HF Bancorp, Inc., as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted.

      The Board of Directors of HF Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

      YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                          Sincerely yours,



                                          /s/ J. Robert Eichinger

                                          J. Robert Eichinger
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

                                HF BANCORP, INC.
                             445 EAST FLORIDA AVENUE
                             HEMET, CALIFORNIA 92543
                            (800) 540-4363 EXT. 2411
                       ----------------------------------

                   NOTICE OF  ANNUAL  MEETING  OF  STOCKHOLDERS
                         To Be Held on October 28, 1997

                       ----------------------------------

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of HF Bancorp, Inc. (the "Company") will be held on October 28, 1997, at 2:00 p.m., Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California.

      The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1. The election of three directors to three-year terms of office each or until their successors are elected and qualified;
      2. The ratification of the Amended and Restated HF Bancorp, Inc. Stock-Based Incentive Plan ("Plan") and the approval of an amendment to the Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 150,000;
      3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1998; and
      4. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established September 5, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at HF Bancorp, Inc., 445 East Florida Avenue, Hemet, California 92543-4244, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                          By Order of the Board of Directors


                                          /s/ Janet E. Riley

                                          Janet E. Riley
                                          CORPORATE SECRETARY
Hemet, California
September 25, 1997

                                HF BANCORP, INC.
                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1997
                             -----------------------

SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to stockholders of HF Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on October 28, 1997, at 2:00 p.m., Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California and at any adjournments thereof. The 1997 Annual Report on Form 10-K to Stockholders, including consolidated financial statements for the fiscal year ended June 30, 1997, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about September 25, 1997.

      Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OR RATIFICATION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR THE RATIFICATION OF THE AMENDED AND RESTATED HF BANCORP, INC. STOCK-BASED INCENTIVE PLAN (THE "INCENTIVE PLAN"), AND APPROVAL OF AN AMENDMENT INCREASING THE AGGREGATE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 150,000 SHARES AND FOR THE RATIFICATION OF DELOITTE & TOUCHE, LLP, AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited personally or by mail or telephone by directors, officers and other employees of the Company and its subsidiary, Hemet Federal Savings and Loan Association (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on September 5, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 6,281,875 shares.

      In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the proposed ratification of the Incentive Plan submitted for shareholder action set forth in the Proposal, and approval of the increase in the aggregate number of shares authorized for issuance under such plan, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the Proposal, (ii) vote "AGAINST" the Proposal, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote at the Annual Meeting at which a quorum is present of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the Proposal is required to constitute shareholder approval or ratification of the Proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to the Proposal will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as present and entitled to vote on the Proposal and have no effect on the vote on the Proposal.

      As to the approval of Deloitte & Touche LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

      Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.


                                                         AMOUNT AND
                                                         NATURE OF     PERCENT
                             NAME AND ADDRESS            BENEFICIAL      OF
  TITLE OF CLASS           OF BENEFICIAL OWNER           OWNERSHIP     CLASS
------------------  ----------------------------------   -----------  --------

Common Stock        Hemet Federal Savings and Loan        453,701(1)    7.1%
                    Association Employee Stock Ownership
                    Plan ("ESOP")
                    445 East Florida Avenue
                    Hemet, California 92543-4244


Common Stock        Kahn Brothers & Co., Inc.             543,080(2)    8.5
                    555 Madison Avenue
                    New York, New York  10022

Common Stock        Brandes Investment                    347,485(3)    5.4
                    12750 High Bluff Drive
                    San Diego, California 92130


-------------------------
(1) Shares of Common Stock were acquired by the ESOP in the Conversion. The ESOP Committee administers the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of the Record Date, 94,895 shares have been allocated to participant's accounts and remain in the ESOP Trust. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) Based upon a Schedule 13G filed on behalf of Kahn Brothers & Co., Inc. in March, 1997 and subsequently verified by the Company using the Bloomberg report.
(3) Based on a Schedule 13F filed on behalf of Brandes Investment in March 1997 and subsequently verified by the Company using the Bloomberg report.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS


      The Board of Directors of the Company currently consists of eight directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

      At a meeting held on July 24, 1997, the Board of Directors of the Company expanded the size of the Board to eight directors and appointed Richard S. Cupp and George P. Rutland to the newly-created directorships, with terms to expire at the annual meeting of the Company to be held in 1997 and 1999, respectively, or until their successors are elected and qualified. For more information on the new directors, see "Information with Respect to the Nominees, Continuing Directors and Executive Officers." Mr. Cupp also replaced Mr. Eichinger as President and Chief Executive Officer of the Company and the Bank as of July 24, 1997 following Mr. Eichinger's retirement. An employment agreement was entered into between each of the Company and Bank and Mr. Cupp. Mr. Eichinger remains the Chairman of the Board of Directors of the Company and the Bank.

      The three nominees proposed for election at this Annual Meeting are J. Robert Eichinger, Harold L. Fuller and Richard S. Cupp. In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth, as of the Record Date, the names of the nominees and continuing directors and Named Executive Officers of the Company and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank or the Company, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and executive officer and by all directors, Named Executive Officers and executive officers as a group as of the Record Date. Ownership information is based upon information furnished by the respective individuals.



                                                                      SHARES OF
   NAME AND PRINCIPAL                                   EXPIRATION  COMMON STOCK
 OCCUPATION AT PRESENT                       DIRECTOR   OF TERM AS  BENEFICIALLY   PERCENT OF
AND FOR PAST FIVE YEARS              AGE     SINCE(1)    DIRECTOR     OWNED(2)       CLASS
------------------------            ------   -------    ---------   ------------  -----------

NOMINEES
Richard S. Cupp(3)                    57     1997(6)       2000     46,000(4)(5)       *
  President and Chief Executive
  Officer of the Company and the
  Bank.  Formerly President and
  Chief Executive Officer of
  Ventura County National
  Bancorp, 1993-1997.  Formerly
  Executive Vice President of
  Calfed, Inc., 1984-1992.

J. Robert Eichinger(3)
  Chairman of the Board
  Formerly President and Chief        66     1981          2000     99,715(4)(5)      1.6%
  Executive Officer of the
  Company and the Bank,
  1980-1997

Harold L. Fuller                      62     1993          2000      9,372(4)(5)       *
  Retired Partner with Deloitte &
  Touche LLP and member of the
  Board of Directors of Villa
  Esperanza, a non-profit home
  for mentally disabled persons



                                                                      SHARES OF
   NAME AND PRINCIPAL                                   EXPIRATION  COMMON STOCK
 OCCUPATION AT PRESENT                       DIRECTOR   OF TERM AS  BENEFICIALLY   PERCENT OF
AND FOR PAST FIVE YEARS              AGE     SINCE(1)    DIRECTOR     OWNED(2)       CLASS
------------------------            ------   -------    ---------   ------------  -----------

CONTINUING DIRECTORS
Dr. Robert K. Jabs                    61     1990          1998     11,292(4)(5)      *
  Professor of Business at
  California Baptist College

Patricia A. "Corky" Larson            69     1995          1998      6,415(4)(5)      *
  Executive Director of the
  Coachella Valley Association
  of Governments.  Former
  member of the Board of
  Education in the Palm Springs
  Unified School District and
  former supervisor of the
  Riverside County Board of
  Supervisors.

Norman M. Coulson                     64     1996           1999     5,800(4)(5)       *
  Retired Chairman and Chief
  Executive officer of Glendale
  Federal Bank, 1957-1992

George P. Rutland                     65     1997(6)        1999      3,300(4)(5)       *
  Retired Chairman and Chief
  Executive Officer of American
  Custody Corp., a property
  management firm, 1994-1995.
  Retired Chairman, President
  and Chief Executive Officer of
  Northeast Federal Corp. and
  Northeast Savings Bank, 1988-
  1994.

Leonard E. Searl                      70     1976            1999    28,933(4)(5)       *
  Retired from various farming
  and cattle enterprises in 1988



                                                                      SHARES OF
   NAME AND PRINCIPAL                                   EXPIRATION  COMMON STOCK
 OCCUPATION AT PRESENT                       DIRECTOR   OF TERM AS  BENEFICIALLY   PERCENT OF
AND FOR PAST FIVE YEARS              AGE     SINCE(1)    DIRECTOR     OWNED(2)       CLASS
------------------------            ------   -------    ---------   ------------  -----------

NAMED EXECUTIVE
OFFICERS WHO ARE NOT
DIRECTORS

Gerald A. Agnes                       38      --           --       46,452(4)(5)       *
  Executive Vice President of the
  Company and Executive Vice
  President and Chief Operating
  Officer of the Bank

Jack A. Sanden                        56      --           --       35,954(4)(5)       *
  Senior Vice President of the
  Bank

Stock Ownership of all                --      --           --      343,022(7)         5.4%
  Directors and Executive
  Officers as a Group
  (16 persons)


--------------------------------
*    Represents less than 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Mr. Eichinger retired as President and Chief Executive Officer of the Company and the Bank on July 24, 1997. He was replaced by Mr. Cupp.
(4)  Includes 30,000,  2,640, 7,906, 34,914, 3,298, 4,220, 2,839, 3,300, 22,219,
     and 18,640 shares awarded to Messrs. Cupp, Coulson, Searl, Eichinger and Fuller, Dr. Jabs, Ms. Larson, Messrs. Rutland, Agnes and Sanden pursuant to the HF Bancorp Stock-Based Incentive Plan ("Stock Plan"). Awards to directors and officers under the Stock Plan began vesting in five equal annual installments commencing January 11, 1997, except that awards to Mr. Coulson did not begin vesting until June 20, 1997 and awards to Mr. Cupp and Mr. Rutland do not begin vesting until July 24, 1998. Participants have voting control over all shares whether or not vested.
(5)  Does not include 64,000,  8,000, 26,344,  95,220,  11,003,  14,072,  9,469,
     10,000, 63,480, and 33,115 shares subject to options granted to Messrs. Cupp, Coulson, Searl, Eichinger and Fuller, Dr. Jabs, Ms. Larson, Messrs. Rutland, Agnes and Sanden pursuant to the Stock Plan that are not yet exercisable and will not become exercisable within 60 days. Options began vesting on a cumulative basis in five equal annual installments commencing January 11, 1997, except that options granted to Mr. Coulson did not begin vesting until June 20, 1997. Further, options granted to Mr. Cupp began vesting in five equal annual installments commencing on the date of grant, July 24, 1997 and options granted to Mr. Rutland begin vesting in five equal annual installments commencing July 24, 1998.
(6) Mr. Cupp and Mr. Rutland were appointed to the Board of Directors of the Company and the Bank by the Board on July 24, 1997.
(7) Includes 92,137 shares subject to options granted to directors and executive officers under the Stock Option Plan which are currently exercisable.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1997, the Board of Directors of the Company held 15 meetings. The Board of Directors of the Bank held 15 meetings. All of the directors of the Company and Bank attended at least 75% of the total number of the Company's and Bank's Board meetings held and committee meetings on which such directors served during fiscal 1997. The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Jabs (Chairman), Fuller, Larson and Searl, all of whom are outside directors. This committee meets as called by the Committee Chairman. The purpose of this committee is to provide assurance that financial disclosures made by management portray the financial condition and results of operations. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Company met three times in fiscal 1997.

      NOMINATING COMMITTEE. The Nominating Committee of the Company for the 1997 Annual Meeting consists of Messrs. Coulson, Eichinger, Jabs and Searl. This Committee met once in fiscal 1997 to consider and recommend the nominees for director to stand for election at the Company's Annual Meeting. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholders' notice of nomination must contain all information relating to the nominee that is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Additional Information Notice of Business to be Conducted at the Annual Meeting."

      COMPENSATION COMMITTEE. The Compensation Committee of both the Company and Bank consists of Messrs. Searl (Chairman), Coulson and Jabs. All compensation decisions regarding executive officers of the Company for fiscal 1997 were made by the Compensation Committee. The Compensation Committee met six times in fiscal 1997.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors of the Company do not receive any fees or retainer for serving on the Company's Board of Directors. In fiscal 1997, non-employee directors received an annual retainer for service on the Board of Directors of the Bank of $5,400 and a fee of $1,750 per regular Board Meeting and $500 per special Board Meeting. All members of the Board of Directors, with the exception of Mr. Rutland, are members of the Board of Directors of First Hemet Corporation ("First Hemet"), a wholly-owned subsidiary of the Bank. Committee fees of $200 per meeting are paid to non-employee directors of the Company. One-third of the fees paid to Board members are paid by the Company and two-thirds are paid by the Bank.

      DIRECTORS' RETIREMENT PLAN. The Bank and the Company maintain a retirement plan for those directors who have completed ten years of service or who have both attained the age of 65 and had five years of consecutive service as a director and who were elected to the Board prior to March 31, 1995. This plan covers a total of eleven (11) participants, seven (7) of which are retired. This plan was terminated effective March 31, 1995 with respect to future directors. The Directors' Retirement Plan provides that a participant will receive monthly benefits until death equal to 60% of the basic monthly directors fee such participant received for the last month in which he served as director. Upon the retired Participant's death, 50% of his benefit shall continue to be paid to the Participant's surviving spouse for the balance of the spouse's life. If the Participant dies while still serving as a director, 50% of the monthly retirement benefit that said Participant would have received had he retired the day immediately preceding the date of his death shall be paid to his surviving spouse for the balance of the spouse's life. No Participant shall be paid a retirement benefit if he is removed from the Board for cause pursuant to Section 302 of the California Corporation's Code or an equivalent federal regulation or statute.

      1995 DIRECTORS' DEFERRED FEE STOCK UNIT PLAN. The Bank and the Company have implemented the 1995 Directors' Deferred Fee Stock Unit Plan ("Deferred Fee Plan") for its directors. Under the Deferred Fee Plan, directors may elect to defer receipt of directors' fees earned by them until their service with the Board of Directors terminates. The directors' deferred fees are credited to the account of participating directors under the terms of the Deferred Fee Plan and are credited with earnings based on several investment choices, including Company Common Stock. If a participant chooses to have deferred fees credited to a stock unit account with the Deferred Fee Plan, the participant will receive a benefit based on the earnings from and appreciation in the stock of the Company.

      STOCK PLAN. Under the Stock Plan, which amended and restated the HF Bancorp, Inc. 1995 Master Stock Option Plan and Hemet Federal Savings and Loan Association 1995 Master Stock Compensation Plan, each outside director who was a director on January 11, 1996 was granted non-statutory stock options to purchase varying amounts of Common Stock depending on each director's years of service at an exercise price of $10.05 per share, which was the fair market value of the shares on the date of grant (January 11, 1996). The grants to each director included a base grant of options to purchase 10,000 shares of Common Stock and a variable award related to years of service. Each outside director of the Company elected subsequent to January 11, 1996 has been granted non-statutory stock options to purchase 10,000 shares of Common Stock with an exercise price equal to the fair market value on the date of grant. Shares granted to Messrs. Coulson and Rutland have an exercise price of $9.50 and $14.34, respectively. Options become exercisable in five (5) equal annual installments of 20% commencing one year from the date of grant. In addition, each outside director who was a director on January 11, 1996 was granted an award of 3,300 shares of Common Stock. Additional shares were awarded to outside directors under the Stock Plan based upon their years of service. Each outside director elected subsequent to January 11, 1996 has been granted an award equal to 3,300 shares of Common Stock. Awards to directors vest in five (5) equal annual installments at a rate of 20% commencing one year from the date of grant.

EXECUTIVE COMPENSATION

      THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT
INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and consideration that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Company and Bank (the "Committee") at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      GENERAL. The Committee is responsible for establishing the compensation levels and benefits for executive officers of the Company and Bank and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Bank. The Company does not pay any cash compensation to the executive officers of the Company for serving as such. The Committee consists of Messrs. Searl (Chairman), Coulson and Jabs, who are outside directors.

      COMPENSATION   POLICIES.   The  Committee  has  the  following  goals  for
compensation programs impacting the executive officers of the Company and the Bank.

      o to provide compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance, thus allowing the Company to retain high quality executive officers who are critical to the Company's long term success;

      o to motivate key executive officers to achieve strategic business initiatives and reward them for their achievement; and

      o     to  provide   motivation  for  the  executive  officers  to  enhance
            shareholder value by linking their compensation to the value of the Company's Common Stock.

      In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Bank adopted plans, which reward the executives for delivering long term value to the Company and the Bank through stock ownership.

      The compensation package available to executive officers is composed of the following items:

      (i)   base salary;
      (ii)  annual cash awards; and
      (ii) long term incentive compensation, including option and stock awards.

      Mr. J. Robert Eichinger had and Mr. Agnes has employment agreements with the Company and the Bank which specify a minimum base salary and require periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees including an Employee Stock Ownership Plan and a Defined Benefit Plan. Mr. Eichinger retired as President and Chief Executive Officer of the Company and the Bank on July 24, 1997. Mr. Cupp, who became President and Chief Executive Officer upon Mr. Eichinger's retirement entered into employment agreements with each of the Company and the Bank.

      BASE SALARY. In determining salary levels, the Committee considers the entire compensation package, including the potential equity compensation provided under the Company's stock plans. The Committee usually meets in the fourth quarter of each fiscal year to determine the level of any salary increase to take effect immediately after such determination is made.

      The salary levels are intended to be consistent with the competitive practices of other comparable financial institutions and each executives' level of responsibility. The Committee consulted surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions in the Bank's market area. The peer group utilized for comparison included some, but not all, of the companies included in the peer group used for the Stock Performance Graph. It is the Committee's goal that the total compensation package for its executive officers be competitive with the median (50th percentile) total compensation of the comparable institutions.

      Although the Committee's decisions are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

      ANNUAL CASH AWARDS. The Committee did not grant any discretionary cash awards in fiscal 1997. As discussed under base salaries, the bonus awards are intended to be consistent with competitive practices of other comparable financial institutions and each executives' level of responsibility. Although the decision concerning bonus awards are discretionary, the bonus awards are aimed at reflecting the overall financial performance of the Company and the performance of the individual executive officer.

      LONG TERM INCENTIVE COMPENSATION. The Company maintains the HF Bancorp Stock-Based Incentive Plan under which executive officers have received grants. See "Salary Compensation Table" or Option Table. The Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with those of stockholders. Stock options and stock awards under such plans were allocated by the Committee based upon regulatory practices and polices, the practices of other recently converted financial institutions as verified by external surveys and based upon the executive officers' level of responsibility and contributions to the Company and the Bank.

      COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. After taking into consideration the factors discussed above, including the overall compensation package and stock based compensation awards, Mr. Eichinger's salary for fiscal 1997 was increased by 6%. He received no bonus in fiscal 1997. No specific formula was used nor did the Committee set specified salary levels or bonus awards based on the achievement of particular quantifiable objectives or financial goals. Rather, the Committee considered the overall profitability of the Company and the Bank and the contributions made to the Company and the Bank by the Chief Executive Officer. In addition, the 119,025 options and 43,642 shares which were awarded to Mr. Eichinger in January 1996 under the Stock Plan began vesting on January 11, 1997 in accordance with the factors discussed above.


                 PERSONNEL, COMPENSATION AND BENEFITS COMMITTEE

                           Leonard E. Searl (Chairman)
                                Norman M. Coulson
                               Dr. Robert K. Jabs

      STOCK PERFORMANCE GRAPH. The following graph shows a weekly comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq Stock Market and Nasdaq Bank Stocks for the period beginning on June 30, 1995, the day the Company's Common Stock began trading, through June 30, 1997.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                HF Bancorp, Inc.
                          June 30, 1995 - June 30, 1997

                               [GRAPH GOES HERE]


                                   Summary

                             6/30/95     9/29/95     12/29/95     3/29/96     6/28/96     9/30/96
                             -------     -------     --------     -------     -------     -------
HF Bancorp, Inc.             100.000     118.182     119.697      121.212     118.182     116.667
Nasdaq Stock Market          100.000     112.044     113.412      118.701     128.391     132.956
Nasdaq Bank Stocks           100.000     112.878     123.204      128.039     130.156     144.044


                             12/31/96    3/31/97     6/30/97
                             --------    -------     -------
HF Bancorp, Inc.              134.848    154.545     174.242
Nasdaq Stock Market           139.489    131.941     156.136
Nasdaq Bank Stocks            162.658    174.837     203.474



Notes:
     A. The lines represent quarterly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the quarterly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
     D.  The index level for all series was set to 100.000 on 6/30/95.

      SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended June 30, 1997, 1996 and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the chief executive officer and those executive officers of the Company and the Bank who received salary and bonus in excess of $100,000 in fiscal 1997 ("Named Executive Officers").


------------------------------------------------------------------------------------------------------------------
                                                                            LONG-TERM COMPENSATION
                                                                       --------------------------------
                                    ANNUAL COMPENSATION                        AWARDS           PAYOUTS
                               -----------------------------           --------------------------------
                                                      OTHER      RESTRICTED  SECURITIES
                                                     ANNUAL       STOCK     UNDERLYING   LTIP          ALL OTHER
NAME AND PRINCIPAL               SALARY    BONUS  COMPENSATION   AWARDS      OPTIONS    PAYOUTS      COMPENSATION
   POSITIONS             YEAR     ($)      ($)      ($)(1)       ($)(2)      (#)(3)     ($)(4)          ($)(5)
------------------------------------------------------------------------------------------------------------------
J. Robert Eichinger      1997  $212,000        -       -           -           -           -               -
  President, Chief       1996   199,204        -       -       $438,602     119,025        -               -
  Executive Office       1995   165,040   12,000       -           -           -           -          21,000
  and Director of the
  Bank and the
  Company(6)

Gerald A. Agnes          1997  $137,494        -       -           -           -           -               -
  Executive Vice         1996   116,850        -       -       $279,119      79,350        -               -
  President of the       1995    68,963   $3,464       -           -           -           -               -
  Company and
  Executive Vice
  President and Chief
  Operating Officer of
  the Bank

                                                                              -             -
Jack A. Sanden           1997  $106,817        -       -           -          -             -              -
  Senior Vice            1996   102,590        -       -       $234,155     41,394          -              -
  President of the       1995    95,546   $5,900       -           -          -             -              -
  Bank

-----------------------------------
(1) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) Pursuant to the Stock Plan, Messrs. Eichinger, Agnes and Sanden were awarded 43,642, 27,773 and 23,299 shares of Common Stock, respectively, in fiscal 1996. The awards vest in equal installments at a rate of 20% a year beginning January 11, 1997. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated dividends and earnings thereon. Awards will become vested upon termination of employment due to death, disability or change in control. At June 30, 1997, the market value of the 34,914, 22,219 and 18,640 unvested shares held by Messrs. Eichinger, Agnes and Sanden was $502,063, $319,509 and $268,043, respectively.
(3) Includes 119,025, 79,350 and 41,394 shares subject to options granted to Messrs. Eichinger, Agnes and Sanden, respectively, pursuant to the Stock Plan. Options granted began vesting in equal installments at an annual rate of 20% beginning January 11, 1997.
(4) For fiscal years 1997, 1996 and 1995, the Bank had no long-term incentive plans, accordingly, there were no payouts or awards under any long-term incentive plan.
(5) Reflects amounts received for serving as a director of the Bank in 1995. Mr. Eichinger did not receive board fees for fiscal 1996 and 1997.
(6) Mr. Eichinger retired as President and Chief Executive Officer of the Company and the Bank on July 24, 1997.

      EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Richard S. Cupp and Gerald A. Agnes (individually, the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of the Executive.

      The employment agreements with the Bank and the Company and Mr. Cupp provide for a two year term; the agreements with Mr. Agnes provide for a three-year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the respective Boards of Directors of the Bank and Company may extend the agreements with the Executive for an additional year such that the remaining term shall be the amount of the original term unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The employment agreements provide that Mr. Cupp will receive an annual base salary of $250,800, and Mr. Agnes will receive an annual base salary of $152,400, which will be reviewed annually by the Board of Directors. In addition to the base salary, the agreements provide for, among other things, disability pay, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

      The agreements provide for termination of the Executive by the Bank or the Company for cause or for disability, as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause or for disability, or in the event of the Executive's resignation from the Bank and the Company upon (i) failure to re-elect the Executive to his current offices, (ii) a material change in the Executive's functions, duties or responsibilities, or a material reduction in benefits or perquisites; or (iii) a relocation of the Executive's principal place of employment that materially alters the Executive's commute; (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the Employment Agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining payments under the Employment Agreement, including base salary, bonuses, other payments and health benefits due under the remaining term of the Employment Agreement.

      If voluntary or involuntary termination of employment follows a change in control of the Bank or the Company, as defined in the Employment Agreements, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining term of the agreement, or (ii) two times (three times in the case of Mr. Agnes) the Executive's average annual compensation over the last three years. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for two years for Mr. Cupp and the remaining unexpired term of the Employment Agreement for Mr. Agnes to the extent allowed by the plans or policies maintained by the Company or Bank from time to time. The Bank's agreement has a similar change in control provision, however, the Executive would only be entitled to receive a severance payment under one agreement. Payments to the Executive under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

      CHANGE IN CONTROL AGREEMENTS. The Company and the Bank have entered into one-year change in control agreements with Mr. Sanden. Commencing on the first annual anniversary date and continuing on each annual anniversary thereafter, the change in control agreements may be extended by the respective Board of Directors for an additional 12 months so that the remaining term is 12 months. Each change in control agreement will provide that at any time following a change in control of the Company or the Bank, if the Company or the Bank terminates the employee's employment for any reason other than cause, or if the employee terminates his employment following demotion, loss of title, office or significant authority, a reduction in compensation, or relocation of the principal place of employment, the employee or, in the event of death, the employee's beneficiary would be entitled to receive a payment equal to the employee's then current annual salary, including bonuses and any other cash compensation. The Bank and the Company would also continue the employee's life, health, and disability coverage for the remaining unexpired term of his or her agreement to the extent allowed by the plans or policies maintained by the Company or Bank from time to time. Payments to the employee under the Bank's change in control agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Change in Control Agreements have also been entered into with other officers who are not Named Executive Officers.

      Payments and benefits under the employment agreements and change in control agreements and other benefit plans may constitute an excess parachute payment under Section 280G of the Code, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amount to the Company and the Bank. In the event of a change in control of the Bank or Company, the total amount of payments due under the employment agreements, based solely on the base salary to be paid to the Executives pursuant to the terms of the employment agreements, and excluding benefits under any employee benefit plan would be approximately $958,800. In the event of a change in control of the Bank or Company, the total payments due under the Change in Control Agreements in the aggregate, based solely on the base salary paid to the seven officers covered by the change in control agreements over the past five fiscal years and excluding any benefits under any employee benefit plan that may be payable, are estimated to be approximately $721,350.

      DEFINED BENEFIT PLAN. The Bank previously maintained a noncontributory defined benefit plan ("Retirement Plan"). The Retirement Plan was frozen on August 15, 1997, and will be terminated effective September 30, 1997. All employees who worked at the Bank for a period of one year and were with the Bank and attained the age of 21 on August 15, 1997 were eligible to participate in the Retirement Plan. The Bank annually contributed an amount to the Plan necessary to satisfy requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      At the normal retirement age of 65 years, the Plan is designed to provide a life annuity guaranteed for ten years. The accrued benefit was amended on January 1, 1997. The accrued benefit amount is equal to one and one-half percent of a participant's average compensation per year of credited service. This is defined as "Formula 1". "Formula 2" provides that individuals who are participants as of December 31, 1996 are provided a transitional Normal Retirement Benefit for credited service and compensation through December 31, 2016 equal to three percent (3%) of such participant's average compensation per year of credited service, not to exceed fifteen (15) such years, plus sixty-five one hundredths of one percent (.65%) of such participant's excess compensation per year of credited service, not to exceed fifteen (15) such years, plus one-half percent (.50%) of such participant's average compensation per year of credited service in excess of fifteen (15), as defined under the Plan; PROVIDED, HOWEVER, that the accrued benefit under the Plan of such participants shall never be less than it was on December 31, 1996. Participants in the Plan on December 31, 1996 shall be entitled to receive the greater of a benefit calculated under Formula 1 or under Formula 2.

      The Retirement Plan was amended as of January 1, 1992, to change the definition of compensation from pay rate to actual W-2 compensation. A participant could receive a reduced benefit at early retirement or a deferred vested benefit commencing as of his normal retirement date.
 For the Plan Year ending December 31, 1996, the annual contribution was $460,000. In addition to a single lump sum payment for benefit amounts, payments can be made payable in various annuity forms.

      Retirement Plan benefits are also payable upon retirement due to disability or death. A reduced benefit is payable upon early retirement at or after age 55 and the completion of ten years of service with the Bank. Upon termination of employment other than specified above, a participant who was employed by the Bank for a minimum of five years has a vested interest in his accrued benefit.

      As of June 30, 1997, Messrs. Eichinger, Agnes and Sanden had 17 years and 6 months, 9 years and 7 months and 27 years and 11 months of credited service, respectively.

      HEMET FEDERAL SAVINGS AND LOAN ASSOCIATION OFFICERS DEFERRED COMPENSATION PLAN. The Bank maintains a deferred compensation plan whereby an officer may defer all or a portion of compensation otherwise currently payable in exchange for the receipt at the time they cease to serve as officers of the Bank with a benefit at the time of retirement as provided for in the plan. Amounts deferred under this program will earn interest, compounded annually, based on the highest certificate account rate (excluding accounts requiring deposits of $100,000 or more) in effect on January 1 of each year of the deferral or distribution period. The plan provides benefits are to be paid in annual installments over a period of years determined by the Bank in its discretion.

      RETIREMENT RESTORATION PLAN. The Bank maintained a non-qualified Retirement Restoration Plan to provide a select group of management and highly compensated employees with additional retirement benefits. The Retirement Restoration Plan was terminated on June 30, 1997. The benefits provided under the Plan were intended to make up the benefits lost to the Plan participants due to application of limitations on compensation and maximum benefits applicable to the Bank's Retirement Plan. Benefits provided under the Plan will be provided at the same time and in the same form as the benefits will be provided under the Bank's Retirement Plan.

      The Bank has established an irrevocable grantor's trust ("rabbi trust") funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the Plan. The Plan participants have only the rights of unsecured creditors with respect to the trust's assets, and will not recognize income with respect to benefits provided by the Plan until such benefits are received by the participants. The assets of the rabbi trust are considered part of the general assets of the Bank and are subject to the claims of the Bank's creditors in the event of the Bank's insolvency. Earnings on the trust's assets are taxable to the Bank. The trustee of the trust may invest the trust's assets in the Company's stock.

      STOCK PLAN. The Company maintains the Stock Plan which provides discretionary awards to officers and key employees as determined by a committee of non-employee directors. At the Annual Meeting, stockholders will be asked to approve the Amended and Restated HF Bancorp, Inc. Stock-Based Incentive Plan, which amends and restates two stock plans the Company has maintained since January 11, 1996. See "Proposal 2."

      The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of June 30, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.


                           FISCAL YEAR-END OPTION/SAR VALUES
                                                               VALUE OF
                            NUMBER OF SECURITIES              UNEXERCISED
                           UNDERLYING UNEXERCISED             IN-THE-MONEY
                              OPTIONS/SARS AT                OPTION/SARS AT
                             FISCAL YEAR END(#)             FISCAL YEAR END($)
                      ----------------------------   ----------------------------
        NAME          EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE(2)
--------------------  ----------------------------  -----------------------------

J. Robert Eichinger.        23,805/95,220               $103,075/$412,303
Gerald A. Agnes.....        15,870/63,480                68,717/274,868
Jack A. Sanden......        8,279/33,115                 35,848/143,388


---------------------------
(1) The options in this table have an exercise price of $10.05 and began vesting at an annual rate of 20% beginning January 11, 1997. The options will expire ten (10) years from the date of grant.
(2) Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on June 30, 1997 was $14.38.


TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank provides loans and extensions of credit to its directors and officers. These loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1997, two of the Bank's executive officers had loans outstanding, whose individual aggregate indebtedness to the Bank exceeded $60,000, totaling $260,000 in the aggregate. All such loans are current and were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility or contain unfavorable features.

                PROPOSAL 2. AMENDMENT OF THE AMENDED AND RESTATED
                   HF BANCORP, INC. STOCK-BASED INCENTIVE PLAN


      The Board of Directors of HF Bancorp, Inc. adopted the Amended and Restated HF Bancorp, Inc. Stock-Based Incentive Plan (the "Plan") on May 22, 1997 and is presenting it for ratification by the Company's stockholders at the Annual Meeting. The Plan amends and restates the HF Bancorp, Inc. 1995 Master Stock Option Plan and amends the Hemet Federal Savings and Loan Association 1995 Master Stock Compensation Plan and merges that plan with and into the Amended and Restated Stock-Based Incentive Plan. The Board of Directors determined that it was in the best interests of the Company and the Bank to amend and restate the Plan to, among other things, reduce the expenses and complexity associated with administering two separate plans, provide additional benefits that were not available when the two 1995 plans were adopted, including the acceleration of the vesting of awards and stock options following a change in control of the Company or Bank, and to eliminate a number of outdated regulatory requirements no longer necessary due to recent amendments to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act").

      At September 18, 1997, options covering 643,185 of the Company's Common Stock had been granted and 18,065 shares (other than shares that might in the future be returned to the Plan as a result of cancellation or expiration of options) remained available to satisfy options granted in the future under the Plan. In September 1997, the Board approved an amendment to the Plan, subject to stockholder approval, to enhance the flexibility of the Board and Compensation Committee in granting stock options to the Company's officers, employees and directors (the "September 1997 Amendment"). The September 1997 Amendment would, if approved by stockholders, increase the number of shares authorized for issuance upon the exercise of options under the Plan by 150,000 shares from a total of 661,250 to 811,250 shares. All of the new 150,000 options would be available for incentive stock option treatment under Section 422 of the Internal Revenue Code. The Board adopted this amendment to ensure the Company can continue to grant stock options at levels determined appropriate by the Board to attract and retain qualified and competent employees and directors.

      Due to the number of amendments that have been made to the Plan, the Company is presenting the Plan to stockholders for stockholder ratification as well as requesting stockholder approval of the September 1997 Amendment.

      The following is a summary of the Plan, which is qualified in its entirety by the complete provisions of the Plan attached as Appendix A.

GENERAL

      The Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares currently available for Awards under the Plan is 859,625 shares. The maximum number of shares currently reserved for purchase pursuant to exercise of options and option-related Awards which may be granted under the

Plan is 661,250 shares. The maximum number of the shares currently reserved for the award of shares of Common Stock ("Stock Awards") is 198,375 shares. At September 18, 1997, 643,185 options had been granted to participants and Stock Awards for 192,481 shares of stock had been granted to participants pursuant to the Stock Plan. If the September 1997 Amendment to the Plan that would increase the number of options available for grant under the Plan is approved, there would be a total of 168,065 options available for future grant under the Plan (other than shares that might in the future be returned to the Plan as a result of cancellation or expiration of options). All officers, other employees and non-employee directors, including advisory directors of the Company and its affiliates are eligible to receive Awards under the Plan. The Plan is administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Plan.

AWARDS TO EMPLOYEES

      TYPES OF AWARDS. The Plan authorizes the grant of Awards to employees in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options" or "NSOs"; (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Plan) ("Limited Rights"); and (iv) Stock Awards, which provide a grant of Common Stock that may vest over time.

      OPTIONS. The Committee has the discretion to award Incentive Stock Options or Non-statutory Options to employees, while only Non-statutory Stock Options may be awarded to non-employee directors. Pursuant to the Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

      TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of an employee's services for any reason other than death, disability or termination for cause, the Incentive Stock Options shall be exercisable for a period of three months following termination, except that in the event of termination of a participant's employment due to retirement, the participant shall have up to one year following the participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date and if exercised after three months following termination due to retirement, the Incentive Stock Options shall be redesignated as Non-statutory Stock Options. In the event of termination for cause, all rights under any Incentive Stock Options granted shall expire immediately upon termination. Notwithstanding the foregoing, the

Amended and Restated Stock Plan now provides that in the event of termination following a change in control of the Company or the Bank, as well as the case of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter; provided that options not exercised within three months following a change in control shall be redesignated as Non-statutory Stock Options.

      LIMITED RIGHTS. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Bank or the Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

      STOCK AWARDS. The Plan also authorizes the granting of Stock Awards to employees and directors. The Committee has the authority to determine the dates on which Stock Awards granted will vest. The Amended and Restated Stock Plan now provides that all Stock Award grants immediately vest upon termination of employment following a change in control of the Company or the Bank, as well as following death or disability. Under the Plan the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals by the Company, Bank or grantee, which performance goals, if any, would be established by the Committee. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period and performance goals that must be attained. The performance goals may be set by the Committee on an individual basis, for all stock Awards made during a given period of time, or for all Stock Awards for indefinite periods. A Stock Award may only be granted from the shares reserved and available for grant under the Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved. Stock Awards currently outstanding are not subject to performance goals.

      Stock Awards are generally nontransferable and nonassignable as provided in the Plan. The Committee has the power, under the Plan, to permit transfers. When plan shares are distributed in accordance with the Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

TAX TREATMENT

      STOCK OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the options. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming those holding periods are met.

      In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

      In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

      STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PAYOUT ALTERNATIVES

      The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Plan.

ALTERNATE OPTION PAYMENTS

      The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

AMENDMENT

      The Board of Directors may amend the Plan in any respect, at any time, provided that no amendment may affect the rights of an Awardholder without his or her permission.

ADJUSTMENTS

      In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Awardholder. All Awards under this Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

      Unless determined otherwise by the Committee, no Award under the Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee or Outside Director may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee.

STOCKHOLDER VOTE

      Stockholders are being requested to ratify all amendments to the Plan and specifically approve the proposed September 1997 Amendment to the Plan that would increase the aggregate number of shares authorized for issuance under the Plan upon the award of stock options and subsequent exercise of such stock options by participants. If stockholders fail to approve Proposal 2, the Plan in the form attached hereto, will remain in full force and effect and the number of shares authorized for issuance under the Plan through the exercise of stock options granted thereunder will not be increased but will remain at 661,250 shares. The affirmative vote of a majority of the shares present at the Annual Meeting and eligible to be cast on Proposal 2 is required to ratify and approve the Plan as amended.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE AMENDED AND RESTATED HF BANCORP, INC. STOCK-BASED INCENTIVE PLAN, AND AMENDMENT OF THE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER UPON THE EXERCISE OF STOCK OPTIONS GRANTED THEREUNDER.


                     PROPOSAL 3. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS


      The Company's independent auditors for the fiscal year ended June 30, 1997 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending June 30, 1998 subject to ratification of such appointment by the stockholders.

      Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 1998, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than May 27, 1998. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Janet E. Riley

                                          Janet E. Riley
                                          CORPORATE SECRETARY

Hemet, California
September 25, 1997



          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                              AMENDED AND RESTATED
                                HF BANCORP, INC.
                           STOCK-BASED INCENTIVE PLAN


      The Amended and Restated HF Bancorp, Inc. Stock-Based Incentive Plan is effective as of May 22, 1997 and amends the HF Bancorp, Inc. 1995 Master Stock Option Plan and reflects the Board of Director's decision to merge the HF Bancorp, Inc. 1995 Master Stock Compensation Plan with and into the Amended and Restated HF Bancorp, Inc. Stock-Based Incentive Plan, with certain amendments to the provisions of the HF Bancorp, Inc. 1995 Master Stock Compensation Plan approved by the Board of Directors.

1.    DEFINITIONS.
      -----------

      (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

      (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 13 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

      (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options, Option related rights and Stock Awards under the provisions of this Plan.

      (d)  "Association" means Hemet Federal Savings and Loan Association.

      (e) "Board of Directors" or "Board" means the board of directors of the Holding Company or the Association.

      (f) "Change in Control" means a change in control of the Association or Holding Company of a nature that; (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and

14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding securities except for any securities of the Association purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Association; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs in which the Association or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Association or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Association or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Association or the Holding Company.

      (g) "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as NonEmployee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

      (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 17 hereof.

      (j) "Date of Grant" means the effective date of an Award.

      (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

      (l) "Effective Date" means January 11, 1996, the effective date of the Plan.

      (m) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

      (n) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

      (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (p) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

       (q) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low sales prices of the Common Stock as reported by the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE") or other national securities exchange, which is the primary trading market for the Common Stock as reported by the Nasdaq Stock Market ("NASDAQ") if the NASDAQ serves as the primary trading market for the Common Stock, each as published in the Wall Street Journal, if published, on such date or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale was reported. If the Common Stock is not traded on a national securities exchange or the AMEX, NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

      (r)  "Holding Company" means HF Bancorp, Inc.

      (s) "Incentive Stock Option" means an Option granted by the Committee to an Employee Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

      (t) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

      (u) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

      (v) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

      (w) "Outside Director" means a member of the Board of Directors of the Holding Company or its Affiliates, who is not also an Employee.

      (x) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

      (y) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

      (aa) "Plan" means the HF Bancorp, Inc. 1995 Master Stock Option Plan and the 1995 Hemet Federal Savings and Loan Association 1995 Master Stock Compensation Plan originally effective on January 11, 1996 and subsequently amended and restated effective May 22, 1997 and renamed the Amended and Restated HF Bancorp, Inc. Stock-Based Incentive Plan.

      (bb) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Association or by reaching age 60. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as an officer, whether full or part-time, as a consultant or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board, as a whole, of such Outside Director's intention to retire, except that an Outside Director shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director.

      (cc) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

      (dd) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an employee, termination of employment, in both such cases as determined by the Board of Directors, because of a material loss to the Holding Company or one of its Affiliates caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its Affiliates.

      (ee) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

      (ff) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.    ADMINISTRATION.
      --------------

      (a) The Plan shall be  administered  by the  Committee.  The  Committee is authorized, subject to the provisions of the Plan, to grant awards to Participants and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All such determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

      (b) Awards to Outside Directors of the Holding Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

      (c) Actual distribution of the Award requires no, nor allows any, discretion by the Trustee.

3.    TYPES OF AWARDS AND RELATED RIGHTS.
      ----------------------------------

      The following Awards and Option related rights as described below in Paragraphs 6 through 9 hereof may be granted under the Plan:

      (a)   Non-statutory Stock Options
      (b)   Incentive Stock Options
      (c)   Limited Rights
      (d)   Stock Awards

4.    STOCK SUBJECT TO THE PLAN.
      -------------------------

      Subject to adjustment as provided in Section 15 hereof, the maximum number of shares hereby reserved for Awards under the Plan is 859,625 shares of Common Stock. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 661,250 shares of Common Stock; 547,550 shares shall be Incentive Stock Options and 113,700 shall be Non-statutory Stock Options. The maximum number of shares of Common Stock reserved for Award as Stock Awards is 198,375 shares. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company or purchased by the Trustee. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards, Options, or Limited Rights terminate, expire, or are forfeited without having been distributed or exercised, respectively, (or in cases where a Limited Right is received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards. Shares underlying Options which Options are cancelled upon the exercise of accompanying Limited Rights are not available for future grants.

5.    ELIGIBILITY.
      -----------

      Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.    NON-STATUTORY STOCK OPTIONS.
      ---------------------------

      The Committee or the Board of Directors may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine and in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee or Board may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

      (a) Exercise Price. The Exercise Price of each Non-statutory  Stock Option
          --------------
shall be determined by the Committee. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price in cash or by means of an Alternate Option Payment as permitted in Section 11 hereof.

      (b) Terms of  Non-statutory  Stock  Options.  The term  during  which each
          ---------------------------------------
Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals that must be satisfied prior to the Non-statutory Stock Option becoming exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such
Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any
Non-statutory Stock Option may be exercised in whole or in part. The acceleration of vesting of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

      (c) NSO  Agreement.  The terms and conditions of any  Non-statutory  Stock
          --------------
Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

      (d) Termination of Employment or Service.  Unless otherwise  determined by
          ------------------------------------
the Committee and except as provided in Section 6(e) hereof, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination of a Participant's employment or service due to Retirement, the Participant shall have up to one year following the Participant's cessation of employment or service to exercise the Participant's immediately exercisable Non- statutory Options. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause. Notwithstanding the above, in no event shall any Non-statutory Stock Options be exercisable beyond the expiration of the Non-statutory Stock Option term.

      (e) Change in Control and Retirement.  Unless otherwise  determined by the
          --------------------------------
Committee, in the event of the termination of the Participant's employment or service as a result of the Participant's Retirement or following a Change in Control, all Non-statutory Stock Options held by the Participant, whether or not vested at such time, shall become vested to the Participant or his legal representatives or beneficiaries upon the date of the termination of employment or service.

7.    INCENTIVE STOCK OPTIONS.
      -----------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) Exercise  Price.  The Exercise  Price of each  Incentive  Stock Option
          ---------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full

Exercise Price in cash or by means of an Alternate Option Payment as permitted in Section 11 hereof.

      (b) Amounts of Incentive  Stock  Options.  Incentive  Stock Options may be
          ------------------------------------
granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options originally granted as Incentive Stock Options as Non-Statutory Stock Options. Such redesignation shall not be deemed to be a new grant or a regrant of such Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

      (c) Terms of Incentive Stock Options. The term during which each Incentive
          --------------------------------
Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant, he or she is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

      The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of vesting of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

      (d) ISO Agreement.  The terms and conditions of any Incentive Stock Option
          -------------
granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

      (e)  Termination  of  Employment.   Unless  otherwise  determined  by  the
           ---------------------------
Committee and except as provided in Section 7(f) hereof, and upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of the termination of a Participant's employment due to Retirement, the Participant shall have up to one year following Participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date. Notwithstanding any provisions set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination (however, in the event of Retirement, exercising after three months will result in loss of incentive stock option treatment under the Code), and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

      (f) Change in Control and Retirement.  Unless otherwise  determined by the
          --------------------------------
Committee, in the event of the termination of the Participant's employment or service as a result of the Participant's Retirement or following a Change in Control, all Incentive Stock Options held by the Participant, whether or not vested at such time, shall become vested to the Participant or his legal representatives or beneficiaries upon the date of the termination of employment or service.

      (g) Compliance  with Code. The Incentive  Stock Options granted under this
          ---------------------
Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8.     LIMITED RIGHT.
       -------------

      Simultaneously with the grant of any Option the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

      (a) Terms of Rights.  In no event shall a Limited Right be  exercisable in
          ---------------
whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

            The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

            Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable and shall be cancelled. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

      (b) Payment.  Upon exercise of a Limited Right,  the holder shall promptly
          -------
receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments may be made less any applicable tax withholding as set forth in Section 16 hereof.

9.     STOCK AWARD.
       -----------

      The Committee or the Board of Directors (or in the case of an Outside Director Participant, the Board of Directors must take the action) may, subject to the limitations of the Plan and the availability of shares reserved but unawarded in the Plan, from time to time, make an Award of some number of shares of Common Stock to Employees and Outside Directors ("Stock Awards"). The Stock Awards shall be made subject to the following terms and conditions:

      (a) Payment of the Stock Award.  The Stock Award may only be made in whole
          --------------------------
shares of Common Stock.

      (b) Terms of the Stock Awards.  The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

      (c) Stock Award  Agreement.  The terms and  conditions  of any Stock Award
          ----------------------
shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

            (i)   the period over which the Stock Award will vest;

            (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all

                  Awards made during a given period of time, or for all Awards for indefinite periods;

      (d) Certification of Attainment of the Performance Goal. No Stock Award or
          ---------------------------------------------------
portion thereof that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved. Once the Committee certifies that the underlying performance goal was achieved, the Stock Award may be distributed when directed by the Committee.

      (e) Termination of Employment or Service.  Unless otherwise  determined by
          ------------------------------------
the Committee and except as provided in Section 9(f) hereof, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

      (f) Change in Control and Retirement.  Unless otherwise  determined by the
          --------------------------------
Committee, in the event of the termination of the Participant's employment or service as a result of the Participant's Retirement or following a Change in Control, all Stock Awards held by the Participant, whether or not vested at such time, shall become vested to the Participant or his legal representatives or beneficiaries upon the date of the termination of employment or service.

      (g) Accrual of  Dividends.  Whenever  shares of Common Stock  underlying a
          ---------------------
Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is distributed to the Participant. There shall also be distributed an appropriate proportionate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

      (h) Voting of Stock  Awards.  After a Stock Award has been granted but for
          -----------------------
which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

10.   PAYOUT ALTERNATIVES
      -------------------

      Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

      (a) Discretion of the Committee.  The Committee has the sole discretion to
          ---------------------------
determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

      (b)  Payment  in the form of Common  Stock.  Any  shares  of Common  Stock
           -------------------------------------
tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock as of the date of the issuance of such stock to the Participant.

      (c)  Distribution  of  Payment.  Any  payment  made  to a  Participant  in
           -------------------------
satisfaction of an obligation arising under this Plan shall be distributed as promptly as practicable after the date any conditions precedent to the payment of the obligation have been satisfied.

11.    ALTERNATE OPTION PAYMENT MECHANISM
       ----------------------------------

      The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

      (a)   Cash Payment.  The  exercise  price  may  be  paid  in  cash,  or by
            ------------
certified check.

      (b)   Borrowed  Funds.  To the extent permitted by law, the Committee  may
            ---------------
permit all or a portion of the exercise price of an Option to be paid by means of borrowed funds.

      (c)   Exchange of Common Stock.
            ------------------------

             (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for the exercise of additional Options. This transaction may be repeated as needed to exercise all of the Options available.

            (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock as of the date of exercise.

12.   RIGHTS OF A SHAREHOLDER AND NONTRANSFERABILITY.
      ----------------------------------------------

      Shareholder  Rights. No Participant shall have any rights as a shareholder
      -------------------
with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's employment or service at any time.

      Non-Transferability.  Except to the extent  permitted or restricted by the
      -------------------
Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferrable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless otherwise determined by the Committee.

13.   AGREEMENT WITH GRANTEES.
      -----------------------

      Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, the Board of Directors, tax law considerations or applicable securities law considerations.

14.   DESIGNATION OF BENEFICIARY.
      --------------------------

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.   DILUTION AND OTHER ADJUSTMENTS.
      ------------------------------

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan; and

      (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

      No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

16.   TAX WITHHOLDING.
      ---------------

      Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 under the Exchange Act, if applicable, or any amendment or successor rule. Any shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant. The portions of the Award consisting of shares underlying the Stock or Option Awards withheld to pay for tax shall be deemed terminated.

17.   AMENDMENT OF THE PLAN.
      ---------------------

      The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

      Failure to ratify or approve amendments or modifications by shareholders shall be effective only to the extent a specific amendment or modification requires such ratification, or as otherwise determined by the Board of Directors. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

      No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

18.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The Plan became effective on January 11, 1996. All amendments are effective upon approval by the Board of Directors.

19.   TERMINATION OF THE PLAN.
      -----------------------

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock or Common Stock equivalent amounts pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.   APPLICABLE LAW.
      --------------

      The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

21.   SUCCESSORS AND ASSIGNS
      ----------------------

      All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

22.   DELEGATION OF AUTHORITY
      -----------------------

      The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the executive officer(s) of the Holding Company or the Association. The Committee may rely on the descriptions, representations, reports and estimate provided to it by the management of the Holding Company or the Association for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify to the attainment of a performance goal.

      IN WITNESS WHEREOF, the Holding Company has established this Plan, as amended and restated, to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the 22nd day of May, 1997.


[CORPORATE SEAL]                          HF BANCORP, INC.


Date:          May 22, 1997               By: /s/ J. Robert Eichinger
       ---------------------------           --------------------------
                                              Chairman of the Board


ADOPTED BY THE BOARD OF DIRECTORS:


Date:          May 22, 1997               By:   /s/ Janet E. Riley
       ---------------------------           ------------------------
                                               Secretary

                                  [FRONT SIDE]



                                 REVOCABLE PROXY

                                HF BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 28, 1997

                             2:00 p.m. Pacific Time

                         -------------------------------


      The undersigned hereby appoints the Board of Directors of HF Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on October 28, 1997, at 2:00 p.m. Pacific Time, at the Simpson Neighborhood Center, 305 E. Devonshire Avenue, Hemet, California, and at any and all adjournments thereof, as follows:


      1. The election as directors of all nominees listed (except as marked to the contrary below).

           J. Robert Eichinger, Harold L. Fuller and Richard S. Cupp

                        FOR                     VOTE WITHHELD
                        ---                     -------------
                        |_|                          |_|

            INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:


            --------------------------------------------------------------------


      2. The ratification of the Amended and Restated HF Bancorp, Inc. Stock-Based Incentive Plan and the approval of an amendment to the Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 150,000.

                  FOR                     AGAINST                 ABSTAIN
                  ---                     -------                 -------
                  |_|                       |_|                     |_|

      3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of HF Bancorp, Inc. for the fiscal year ending June 30, 1998.

                  FOR                     AGAINST                 ABSTAIN
                  ---                     -------                 -------
                  |_|                       |_|                     |_|


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        EACH OF THE PROPOSALS PRESENTED.

                                   [BACK SIDE]


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               OF HF BANCORP, INC.

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated September 25, 1997 and of the Annual Report to Shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.




Dated:
       ----------------------------               -----------------------------
                                                  SIGNATURE OF SHAREHOLDER




                                                  -----------------------------
                                                  SIGNATURE OF SHAREHOLDER



            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.